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                           EXHIBIT 24
             ELECTRONIC SUMMARY - POWER OF ATTORNEY

     Each of the undersigned, a director of Oxford Industries, Inc. (the "Company"), does hereby constitute and appoint David K. Ginn and Thomas Caldecot Chubb, III, his true and lawful attorney-
in-fact   and  agents,  with  full  power  of  substitution   and
resubstitution, for him and in his name, place and stead, to sign the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 for the fiscal year ended May 29, 1998 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact full power and authority to sign such documents on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorneys-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  July 27, 1998

                    Oxford Industries, Inc.

     CECIL D. CONLEE                 CLARENCE B. ROGERS, JR.
-----------------------------       ----------------------------
     Cecil D. Conlee                 Clarence B. Rogers, Jr.
     Director                        Director

     TOM GALLAGHER                  KNOWLTON J. O'REILLY
------------------------------       ----------------------------
     Tom Gallagher                  Knowlton J. O'Reilly
     Director                       Director

     E. JENNER WOOD                 ROBERT E. SHAW
------------------------------       ----------------------------
     E. Jenner Wood                 Robert E. Shaw
     Director                       Director

     J. REESE   LANIER              J. HICKS   LANIER
--------------------           ------------------------------
     J. Reese Lanier                J. Hicks Lanier
     Director                       Chairman and President,
                                    Chief Executive Officer,
                                    and Director